                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 20, 2004
                                -----------------

                Date of Report (Date of earliest event reported)
                           Wabash National Corporation

                                -----------------

            (Exact name of registrant as specified in its charter)

        Delaware                    1-10883               52-1375208
--------------------------------------------------------------------------------
     (State or other              (Commission            (IRS Employer
      jurisdiction                  File No.)          Identification No.)
    of incorporation)

        1000 Sagamore Parkway South, Lafayette, Indiana    47905
        ----------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

               Registrant's telephone number, including area code:
                                 (765) 771-5310

                               ------------------

                                 Not applicable

                               ------------------
          (Former name or former address, if changed since last report)

                             Exhibit Index on Page 4




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Item 12. Results of Operations and Financial Condition.

     On July 20, 2004, Wabash National Corporation issued a press release relating to its second quarter 2004 results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               WABASH NATIONAL CORPORATION

Date: July 20, 2004                            By: /s/ Robert J. Smith
                                                   -----------------------------
                                                   Robert J. Smith
                                                   Vice President and Controller
















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                                  EXHIBIT INDEX


   EXHIBIT NO.     DESCRIPTION
   -----------     ------------------------------------

      99.1         Press Release dated July 20, 2004












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